Exhibit 99.1

                   SETTLEMENT AGREEMENT AND MUTUAL RELEASES

      THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASES (the "Agreement") is made and entered into this 29th day of January, 2007, among RUFUS T. DORSEY, IV (the "Examiner"), Court-approved Examiner for New Power Holdings, Inc. and TNPC Holdings, Inc., and LOU L. PAI ("Pai"), an individual residing in Sugar Land, Texas.

                                   RECITALS

      NewPower Holdings, Inc. ("Holdings"), TNPC Holdings, Inc. ("TNPC") and The New Power Company ("New Power"; Holdings, TNPC, and New Power are hereinafter referred to collectively as the "New Power Parties"), each a Delaware corporation, were created for the stated purpose of conducting retail marketing and sale of natural gas and electricity to residential, commercial and industrial customers nationwide. Holdings and TNPC are holding companies, while New Power was an operating company.

      The corporate existence of the New Power Parties began with the incorporation by Enron Corp. ("Enron") of EMW Energy Services Corp. ("EMW") as a Delaware corporation on November 17, 1999. EMW originally was a wholly-owned subsidiary of Enron Energy Services, L.L.C.

      When EMW was formed in November, 1999, Pai became the Chairman of the EMW (later to become Holdings) Board of Directors. In September, 2001, Pai resigned as Chairman of the Board and, in February, 2002, resigned from the Holdings Board entirely.

      During the period from January, 2000 through November, 2000, EMW and its immediate successor, TNPC, Inc., conducted two (2) private offerings and one
(1) public offering of common stock and warrants. In connection with these offerings, EMW ultimately was reorganized into the New Power Parties, with these equity interests being held in Holdings, the parent holding company of the New Power Parties.

      In July, 2000, Pai received 2,064,400 shares of EMW stock. Pai subsequently acquired additional shares of TNPC, Inc. and then Holdings stock.

      On December 2, 2001 (the "Enron Petition Date"), Enron and its affiliates (collectively, the "Enron Parties") filed voluntary petitions for relief under Chapter l1 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Enron Bankruptcy Court"), styled as In re Enron Corp., et al., Case No. 01-16034 (MG) (the "Enron Bankruptcy Case"). At the time the Enron Bankruptcy Case was filed, the New Power Parties were actively seeking a purchaser or third party investor and were continuing to operate their business. The Enron Bankruptcy Case is still pending.

      On June 11, 2002 (the "New Power Petition Date"), the New Power Parties filed voluntary petitions for bankruptcy relief in the United States Bankruptcy Court for the Northern District of Georgia (the "New Power Bankruptcy Court"), styled as In re The New Power

Company et al., Case Nos. 02-10835 through 02-10837 (the "New Power Bankruptcy Case"). The New Power Bankruptcy Case is still pending.

      Prior to the New Power Petition Date, Pai transferred to Lanna Pai, his former wife, who is now known as Lanna Lee, 1,032,000 of the shares in Holdings which he initially received from EMW, leaving him with the remaining original shares of 1,032,400 as of the New Power Petition Date plus other acquired shares.

      On December 2, 2002, the United States Trustee filed a motion in the New Power Parties' bankruptcy case seeking the appointment of an examiner for Holdings and TNPC. By Order entered January 13, 2003 (as amended, the "Examiner Order"), the New Power Bankruptcy Court granted the United States Trustee's motion and directed the appointment of an examiner.

      On January 16, 2003, the United States Trustee appointed the Examiner, and, by Order entered January 16, 2003, the New Power Bankruptcy Court approved the Examiner's appointment. Among other things, the Examiner Order directs the Examiner to investigate, file and take any appropriate action with respect to certain issues relating to Pai, including, without limitation, any equity interests in Holdings issued to Pai.

      On February 12, 2003, the New Power Parties filed a Second Amended Chapter 11 Plan (the "Second Amended Plan"). That same day the New Power Bankruptcy Court confirmed the Second Amended Plan solely as this plan related to New Power and continued the confirmation hearing with respect to Holdings and TNPC.

      On February 28, 2003, the New Power Bankruptcy Court entered an order confirming the Second Amended Plan with respect to New Power. On August 15, 2003, the New Power Bankruptcy Court entered an order confirming the Second Amended Plan with respect to Holdings and TNPC.

      After the effective date of the Second Amended Plan, Pai sold in the market all his remaining shares in Holdings and no longer asserts any Interest in Holdings.

      During the course of the New Power Bankruptcy Case, the Examiner has conducted his investigation relating to Pai and entered into negotiations with Pai's counsel regarding certain disputes and issues arising out of the investigation.

      The parties wish to avoid the risks and expenses attendant to the litigation and disputes among them, without anyone admitting fault, liability or wrongdoing, and to settle, once and forever, the rights, claims and demands which any one has against or may have against another as set forth in this Agreement.

      NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) in hand paid each to the other, the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:


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

      1. Definitions. In addition to the terms defined elsewhere in the Agreement, any capitalized terms shall have the meanings ascribed to them as set forth below:

      Approval Order shall mean an Order entered by the New Power Bankruptcy Court in the New Power Bankruptcy Case in substantially the form of Exhibit A attached hereto, approving this Agreement after such notice to creditors and other parties in interest and a hearing as deemed appropriate by the New Power Bankruptcy Court bankruptcy Code shall mean Title 11 of the United States Code, as now in effect and as hereafter amended to the extent such amendments are applicable to the New Power Bankruptcy case.

      Bankruptcy Rules shall mean the Federal Rules of Bankruptcy Procedure and the local rules of the New Power Bankruptcy Court, as now in effect or as hereafter amended to the extent such amendments apply to the New Power Bankruptcy Case.

      Claim shall have the meaning set forth in Section 101(5) of the Bankruptcy Code.

      Confirmation Orders shall mean the Orders entered February 28, 2003 and August 15, 2003 by the New Power Bankruptcy Court confirming the Second Amended Plan.

      Effective Date shall mean the date on which the condition to this Agreement set forth in Section 2 hereto is satisfied.

      Final Order shall mean an order of a court after which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or any other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, reargue, or rehear shall have been waived in writing in form and substance satisfactory to the parties or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order shall have been determined by the highest court to which such order was appealed, or certiorari, reargument or rehearing shall have been denied and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any comparable rule under the Bankruptcy Rules, may be filed with respect to such order shall not cause such order not to be a Final Order.

      Interest shall mean the rights of an equity owner of Holdings in whatever form, including common stock, preferred stock and any warrants, options or other rights to purchase, sell or subscribe to Holdings common or preferred stock.

      Person shall mean any individual, partnership, corporation, limited liability company, limited liability partnership, joint venture, trust, or unincorporated organization or association, any "doing business as" entity, any other form of


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

      business or commercial entity, or a government or any governmental agency or political subdivision.

      2. Condition to Settlement. Except as otherwise stated herein, notwithstanding the parties' execution and delivery of this Agreement, the Agreement shall not be effective and shall not be binding upon any of the parties unless and until the Approval Order is entered, and the Approval Order becomes a Final Order.

      3. Pai Settlement Payment. By no later than ten (10) days after the Effective Date, Pai shall pay to the Examiner in immediately available funds the amount of $400,000. The funds shall be sent to the Examiner in accordance with the following wire transfer instructions:

                  Bank Name: Bank of America, N.A.
                  Branch: Atlanta, Georgia, United States
                  Bank 9-Digit ABA or Routing Number: 026-00-9593
                  Account Name: Parker, Hudson, Rainer & Dobbs LLP Trust Account Number: 00000-010-2245
                  Reference: RTD-New Power
                  Bank Contact: Lisa W. Keller - 404-264-2842 fax 404-264-2843
                  Email Address for Payment Notification: klc@phrd.com

      4. Release by Examiner of Pal Released Persons. As a further material inducement to Pai entering into this Agreement, but excepting any obligations imposed upon him by this Agreement, and effective only upon the Examiner's receipt of payment in accordance with Section 3 above, the Examiner on behalf of himself and each of his agents, representatives, successors and assigns and all other Persons claiming by, through or under the Examiner, hereby REMISE, ACQUIT AND FOREVER DISCHARGE Pai and his attorneys, insurers, employees, agents, representatives, heirs, and assigns with the exception of Lanna Lee (collectively, the "Pal Released Persons") of and from all manner of Claims which the Examiner ever had, now has, or claims to have, either directly or indirectly, in whole or in part, against any of the Pai Released Persons related to or arising out of the Chapter 11 Cases. The Examiner hereby covenants that he will not sue any of the Pai Released Persons for, or raise in any way against any of the Pai Released Persons, any such Claims; provided, however, that nothing in this section is intended, or shall be deemed, to release (1) any Claim arising from a breach of this Agreement by Pai; or (ii) any Claim the Examiner may have against Lanna Lee, including, without limitation, the pending objection filed by the Examiner to the equity interests asserted by Lanna Lee (the "Lee Interests") and the Claim directed against the funds held in reserve by the New Power Parties in connection with the Lee Interests, or any Person other than the Pai Released Persons or any Interest asserted by Lanna Lee or such other Persons.

      5. Release by Pai. As a further material inducement to the New Power Parties and the Examiner entering into this Agreement, but excepting any obligations imposed upon any of such parties by this Agreement, and effective only upon the Examiner's receipt of payment in accordance with Section 3 above, Pai, on behalf of himself and his agents, heirs, representatives, successors and assigns and all other Persons claiming by, through or under Pai, hereby REMISES, ACQUITS AND FOREVER DISCHARGES each of the New Power Parties and the Examiner and their respective officers, directors, members, attorneys, insurers, partners, employees, agents, representatives, successors and assigns (collectively, the "New Power/Examiner Released Persons"), of and from all manner of Claims which Pai ever had, now has, or claims to have, either directly or indirectly, in whole or in part, against any of the New Power/Examiner Released Persons related to or arising out of the Chapter 11 Cases, and Pai hereby covenants that he will not sue any of the New Power/Examiner Released Persons for, or raise in any way against any of the New Power/Examiner Released Persons, any such Claims; provided, however, that nothing in this section is intended, or shall be deemed, to release (i) any Claim arising from a breach of this Agreement by any of the New Power/Examiner Released Persons; or (ii) any Claim Pai may have against any Person other than the New Power/Examiner Released Persons.

      6. Opportunity to Cure. Upon a breach of this Agreement by any party hereto (the "Defaulting Party"), any other party may send a written notice of such breach to the Defaulting Party and shall send a copy of such notice to each other party to this Agreement, all in accordance with Section 10 of this Agreement. The Defaulting Party shall have ten (10) days from its receipt of such notice to cure the breach. If the Defaulting Party fails to cure its breach within such 10-day period, the other parties may exercise any and all remedies available to them under applicable law on account of such breach.

      7. Effectiveness of Releases. The releases of Claims in Sections 4 and 5 of this Agreement are intended to be mutual, and notwithstanding anything to the contrary set forth in this Agreement, no release by one party (the "Releasing Party") of any Claims shall be effective and enforceable as to another party until the release by such other party of any Claims against the Releasing Party is effective and enforceable.

      8. Effectiveness of Agreement. In the event that the condition set forth in Section 2 fails to be satisfied, no provision of this Agreement, including the releases set forth in Sections 4 and 5, shall be of any force or effect.

      9. Examiner Reservation. Nothing in this Agreement is intended, or shall be construed, to release or waive any Claim the Examiner may be authorized to investigate or assert under the Examiner Order against Lanna Lee or any Person other than the Pai Released Persons, and the Examiner expressly reserves all rights, remedies, objections, powers and Claims against Lanna Lee and any Person other than the Pai Released Persons.

      10. Notices. All notices, requests and demands to or upon a party shall be in writing and sent by certified mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered when delivered against receipt or one business day after deposit in the United States mail, postage pre-paid, or in the case of facsimile transmission, when received at the office of the noticed party, addressed as follows:

       If to Examiner:              Rufus T. Dorsey, IV, Esq.
                                    Parker Hudson Rainer & Dobbs LLP
                                    285 Peachtree Center Avenue
                                    1500 Marquis Two Tower


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

                                    Atlanta, Georgia 30303
                                    Telecopy: (404) 522-8409

       With a copy to:              Jack C. Basham, Jr., Esq.
                                    Parker Hudson Rainer & Dobbs LLP
                                    285 Peachtree Center Avenue
                                    1500 Marquis Two Tower
                                    Atlanta, Georgia 30303
                                    Telecopy: (404) 522-8409

       If to Pai:                   Mr. Lou L. Pai
                                    10 Tredington Court
                                    Sugar Land, Texas 77478

       With a copy to:              Roger E. Zuckerman, Esq
                                     Zuckerman Spaeder LLP Suite 1000
                                    1800 M Street, N.W.
                                    Washington, DC 20036-5802
                                    Telecopy: (202) 822-8106

Any party may change the address at which that party shall receive notice or the name of the person receiving a copy of such notice by furnishing the other parties a change of address or change of person receiving copies of notice in the manner set forth herein for the giving of notices. A notice of change of address or change of person receiving copies shall become effective ten (10) days after delivery.

      11. Court Approval of Agreement. The parties shall cooperate in filing a motion in the New Power Bankruptcy Case seeking approval of this Agreement promptly but in no event later than ten (10) days from the date hereof.

      12. No Admission of Liability. This Agreement shall not in any way be construed as an admission by any party of any acts of misconduct whatsoever against another party or any other Person, and all parties specifically disclaim any liability to another party or any other Person, except as otherwise stated herein. Neither this Agreement nor any action taken pursuant to this Agreement shall be offered or received in evidence in any action or proceeding as an admission of liability or wrongdoing of any nature on the part of any party. The parties specifically acknowledge and agree that this Agreement is made to compromise and settle the parties' respective rights, defenses and Claims and that this Agreement cannot be introduced into evidence in any action or proceeding filed in any court, or in any arbitration or other administrative proceeding, except to enforce the terms of the Agreement or to advise a court or judicial or administrative other tribunal, arbitrator or mediator of the reason for any delay in asserting Claims. Neither this Agreement nor any action taken pursuant hereto shall be construed in any way to be a waiver by any party of any legal or constitutional right or privilege except as stated in this Agreement.

      13. Authority. Each of the parties represents and warrants to the others that it or he has full power and authority to enter into this Agreement, subject to approval of the New Power Bankruptcy Court, and that the Agreement, once executed and delivered, will be a valid and binding obligation of that party enforceable against it in accordance with the Agreement's terms.

      14. Certain Representations and Warranties. Each of the parties represents and warrants to the others, as an inducement for the others to enter into this Agreement, that:

            a. Such party has read and understands all of the terms and conditions set forth in this Agreement;

            b. Such party has had the benefit of legal counsel of its own choosing in deciding to execute this Agreement;

            c. Such party, without promise of benefit other than as set forth herein, is voluntarily entering into this settlement;

            d. Such party is the owner of all Claims to be released by it herein, has not assigned or transferred, or purported to assign or transfer, voluntarily or involuntarily, or by operation of law, any of the Claims released by it hereunder or any portion thereof, and will indemnify and hold harmless the others from any and all Claims so assigned or transferred in breach hereof;

            e. There is good and valid consideration to support such party's entering into this Agreement and to bind such party by the terms and conditions of this Agreement; and

            f. Such party was not coerced, threatened or otherwise forced to sign this Agreement, and its signature appearing hereinafter is voluntary and genuine and was duly and validly authorized and given.

      15. Parties to Bear Own Costs. Except as stated in this Agreement, each party to this Agreement shall bear its own costs (including attorneys' fees) incurred in connection with the negotiation, preparation and execution of this Agreement and any other agreements or instruments executed in accordance with the terms of this Agreement.

      16. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement, and the signature pages from any counterpart may be appended to any other counterpart to assemble fully-executed counterparts. Counterparts of this Agreement also may be exchanged via electronic facsimile machines, and an electronic facsimile of any party's signature shall be deemed to be an original signature for all purposes.

      17. Entire Agreement. This Agreement sets forth all of the promises, covenants, agreements, conditions and understandings between the parties with respect to the subject matter hereof and supercedes all prior and contemporaneous agreements, understandings, inducements or conditions, express or implied. Each party specifically warrants that this Agreement is executed without reliance upon any statement or representation by any other party hereto, except as expressly stated herein.

      18. Amendment. The terms of this Agreement shall not be altered, amended, modified or otherwise changed in any respect except by a writing duly executed by all the parties hereto and approved, if necessary or appropriate, by the New Power Bankruptcy Court.

      19. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      20. Binding Agreement. This Agreement shall be binding upon the parties, and their respective representatives, successors and assigns, and shall similarly inure to the benefit of their respective representatives, successors and assigns.

      21. No Third-Party Beneficiaries. No Person other than the parties hereto and their respective successors, assigns and representatives and any other Person identified or referred to in Sections 4 and 5 of this Agreement, and only as to those Sections, is intended to be a beneficiary of this Agreement.

      22. Construction. Should any provision of this Agreement require interpretation, the parties agree that the judicial body or arbitration forum interpreting or construing such provision shall not apply any assumption that the terms of this Agreement shall be more strictly construed against any party because of the rule of construction that an instrument is to be construed more strictly against the drafting party, each party hereby acknowledging and agreeing that all parties and their respective agents have participated in the preparation of this Agreement.

      23. Section Headings; References; Gender and Number. The titles of the Sections herein have been inserted as a matter of convenience and for reference only and shall not control or affect the meaning or construction of any of the terms of the provisions herein. Whenever reference is made in this Agreement to any Section, such reference shall be deemed to apply to the specified Section of this Agreement. Words of any gender used in this Agreement shall be deemed to include the other gender or the neuter, and words in the singular shall be deemed to include the plural and the plural to include the singular when the sense requires.

      24. Governing Law. This Agreement shall be construed under and governed by the internal laws of the State of Georgia.

      25. No Waiver. No failure of a party to notify the other party of any default shall prejudice any remedy for any subsequent defaults. No failure of a party to insist on strict compliance by another party with its obligations under this Agreement and no custom or practice of the parties in variance with the terms of this Agreement shall constitute a waiver of the party's right to demand exact compliance with the Agreement's terms. Any waiver by a party of a


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

default shall be limited to the particular instance and shall not operate or be deemed to waive any further default.

      IN WITNESS WHEREOF, the parties have set their hands and seals, or their appropriate officer or agent has executed this Agreement, on the date first written above.


                                        /s/ Rufus T. Dorsey, IV
                                        ---------------------------------------
                                        RUFUS T. DORSEY, IV
                                        Court-Approved Examiner of New Power
                                        Holdings, Inc. and TNPC Holdings, Inc.


                                        /s/ Lou I. Pai
                                        ----------------------------------------
                                        LOU I. PAI


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